Exhibit 99.2
TriMas Corporation
Supplemental Business Segment Financial Information - Segment Reclassification
(Unaudited, dollars in thousands)

	2018 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2018
Aerospace
Net sales	$45,810	$45,620	$49,070	$45,420	$185,920
Operating profit	$5,080	$7,310	$8,290	$6,610	$27,290
Special Items(1) to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	250	250
Adjusted operating profit	$5,080	$7,310	$8,290	$6,860	$27,540

Specialty Products
Net sales	$83,090	$84,200	$79,460	$76,270	$323,020
Operating profit	$9,650	$9,240	$7,720	$7,650	$34,260
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	1,030	580	270	30	1,910
Adjusted operating profit	$10,680	$9,820	$7,990	$7,680	$36,170

Aerospace - Recast
Net sales	$37,790	$39,100	$40,890	$38,600	$156,380
Operating profit	$4,590	$6,450	$7,680	$6,190	$24,910
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	250	250
Adjusted operating profit	$4,590	$6,450	$7,680	$6,440	$25,160

Specialty Products - Recast
Net sales	$91,110	$90,720	$87,640	$83,090	$352,560
Operating profit	$10,140	$10,100	$8,330	$8,070	$36,640
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	1,030	580	270	30	1,910
Adjusted operating profit	$11,170	$10,680	$8,600	$8,100	$38,550
(1) Certain costs, expenses and other amounts or charges, collectively described as "Special Items," that are included in the determination of net income, earnings per share and/or cash flows from operating activities under GAAP, but that management believes should be separately considered when evaluating the quality of the Company’s core operating results, given they may not reflect the ongoing activities of the business. Management believes that presenting these non-GAAP financial measures, adjusted to remove the impact of Special Items, provides useful information to investors by helping them identify underlying trends in the Company’s businesses and facilitating comparisons of performance with prior and future periods. These non-GAAP financial measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP financial measures.

TriMas Corporation
Supplemental Business Segment Financial Information - Segment Reclassification
(Unaudited, dollars in thousands)

	2017 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2017
Aerospace
Net sales	$45,420	$47,580	$48,550	$42,760	$184,310
Operating profit	$5,060	$6,990	$7,810	$6,550	$26,410

Specialty Products
Net sales	$73,450	$77,050	$71,220	$67,140	$288,860
Operating profit	$1,510	$5,260	$5,000	$510	$12,280
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	6,440	3,890	470	4,550	15,350
Adjusted operating profit	$7,950	$9,150	$5,470	$5,060	$27,630

Aerospace - Recast
Net sales	$38,440	$39,880	$40,230	$35,500	$154,050
Operating profit	$5,510	$6,410	$7,470	$5,570	$24,960

Specialty Products - Recast
Net sales	$80,430	$84,750	$79,540	$74,400	$319,120
Operating profit	$1,060	$5,840	$5,340	$1,490	$13,730
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	6,440	3,890	470	4,550	15,350
Adjusted operating profit	$7,500	$9,730	$5,810	$6,040	$29,080

TriMas Corporation
Supplemental Business Segment Financial Information - Segment Reclassification
(Unaudited, dollars in thousands)

Year ended December 31, 2016
Aerospace
Net sales	$174,920
Operating loss	$(90,540)
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	9,700
Impairment of goodwill and indefinite-lived intangible assets	98,900
Adjusted operating profit	$18,060

Specialty Products
Net sales	$277,760
Operating profit	$2,900
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	19,990
Adjusted operating profit	$22,890

Aerospace - Recast
Net sales	$148,980
Operating loss	$(89,020)
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	9,190
Impairment of goodwill and indefinite-lived intangible assets	98,900
Adjusted operating profit	$19,070

Specialty Products - Recast
Net sales	$303,700
Operating profit	$1,380
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	20,500
Adjusted operating profit	$21,880